SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)

April 21, 2006 (November 14, 2005)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01 Other Events

On November 14, 2005, pursuant to a purchase agreement dated September 30, 2005, Chesapeake Energy Corporation completed its acquisition of Columbia Energy Resources, LLC and its related subsidiaries including Columbia Natural Resources, LLC (“Columbia”), for $2.2 billion in cash. Through this transaction, we acquired properties and assets principally located in the Appalachian Basin in West Virginia, Kentucky, Ohio, Pennsylvania and New York.

We are filing as Exhibit 99.1 to this report the unaudited pro forma condensed combined statement of operations of Chesapeake and Columbia for the year ended December 31, 2005.

ITEM 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information:

Pro forma financial information with respect to the Columbia acquisition is filed as Exhibit 99.1 to this report, and incorporated herein by this reference.

(d)	Exhibits:

The exhibit listed below is filed with this report.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of Chesapeake Energy Corporation and subsidiaries for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Aubrey K. McClendon
Aubrey K. McClendon
Chairman of the Board and
Chief Executive Officer

Dated: April 21, 2006

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of Chesapeake Energy Corporation and subsidiaries for the year ended December 31, 2005.